                                                                 EXHIBIT 10.3
================================================================================




                           SMITH INTERNATIONAL, INC.

                                 NOTE AGREEMENT





                            DATED AS OF MAY 21, 1996





                RE:   $30,000,000 7.24% SENIOR GUARANTEED NOTES
                               DUE APRIL 2, 2001

                                      AND

                   $20,000,000 7.63% SENIOR GUARANTEED NOTES
                               DUE APRIL 2, 2006





================================================================================

                               TABLE OF CONTENTS

                         (Not a part of the Agreement)

Section                   Heading                                                                          Page
SECTION 1.       DESCRIPTION OF NOTES AND COMMITMENT  . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Section 1.1.     Description of Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                          --------------------
         Section 1.2.     Commitment, Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                          ------------------------
         Section 1.3.     Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                          ----------------
         Section 1.4.     Security for the Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                          ----------------------

SECTION 2.       PREPAYMENT OF NOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         Section 2.1.     Required Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
                          --------------------
         Section 2.2.     Optional Prepayment with Premium  . . . . . . . . . . . . . . . . . . . . . . .    3
                          --------------------------------
         Section 2.3.     Prepayment on Change of Control . . . . . . . . . . . . . . . . . . . . . . . .    3
                          -------------------------------
         Section 2.4.     Prepayment upon Specified Asset Sale  . . . . . . . . . . . . . . . . . . . . .    4
                          ------------------------------------
         Section 2.5.     Notice of Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . .    8
                          ------------------------------
         Section 2.6.     Application of Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                          --------------------------
         Section 2.7.     Direct Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                          --------------

SECTION 3.       REPRESENTATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         Section 3.1.     Representations of the Company  . . . . . . . . . . . . . . . . . . . . . . . .    9
                          ------------------------------
         Section 3.2.     Representations of the Purchaser  . . . . . . . . . . . . . . . . . . . . . . .    9
                          --------------------------------

SECTION 4.       CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         Section 4.1.     Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
                          ----------
         Section 4.2.     Waiver of Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                          --------------------

SECTION 5.       COMPANY COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Section 5.1.     Corporate Existence, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                          ------------------------
         Section 5.2.     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
                          ---------
         Section 5.3.     Taxes, Claims for Labor and Materials; Compliance with Laws;
                            Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
                          ------------------------------------------------------------
         Section 5.4.     Maintenance, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                          ----------------
         Section 5.5.     Nature of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                          ------------------
         Section 5.6.     Current Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                          -------------
         Section 5.7.     Certain Ratios  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
                          --------------
         Section 5.8.     Consolidated Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . .   15
                          -------------------------------
         Section 5.9.     Limitations on Funded Debt, and Current Debt  . . . . . . . . . . . . . . . . .   15
                          --------------------------------------------
         Section 5.10.    Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                          -------------------
         Section 5.11.    Dividends, Stock Purchases, Restricted Investments  . . . . . . . . . . . . . .   18
                          --------------------------------------------------
         Section 5.12.    Mergers, Consolidations and Sales of Assets . . . . . . . . . . . . . . . . . .   19
                          -------------------------------------------
         Section 5.13.    Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                          ----------

         Section 5.14.    Repurchase of Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
                          -------------------
         Section 5.15.    Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . .   24
                          ----------------------------
         Section 5.16.    Termination of Pension Plans  . . . . . . . . . . . . . . . . . . . . . . . . .   24
                          ----------------------------
         Section 5.17.    Reports and Rights of Inspection  . . . . . . . . . . . . . . . . . . . . . . .   25
                          --------------------------------
         Section 5.18.    Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .   29
                          --------------------------
         Section 5.19.    Modifications to SI Loan Agreement  . . . . . . . . . . . . . . . . . . . . . .   30
                          ----------------------------------
         Section 5.20.    Additional Subsidiaries, Corporate Restructuring  . . . . . . . . . . . . . . .   30
                          ------------------------------------------------
         Section 5.21.    Ownership of ACQCO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                          ------------------

SECTION 6.       EVENTS OF DEFAULT AND REMEDIES THEREFOR  . . . . . . . . . . . . . . . . . . . . . . . .   30
         Section 6.1.     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
                          -----------------
         Section 6.2.     Acceleration of Maturities  . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                          --------------------------
         Section 6.3.     Rescission of Acceleration  . . . . . . . . . . . . . . . . . . . . . . . . . .   33
                          --------------------------

SECTION 7.       AMENDMENTS, WAIVERS AND CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         Section 7.1.     Consent Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                          ----------------
         Section 7.2.     Solicitation of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
                          -----------------------
         Section 7.3.     Effect of Amendment or Waiver . . . . . . . . . . . . . . . . . . . . . . . . .   34
                          -----------------------------

SECTION 8.       INTERPRETATION OF AGREEMENT; DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .   34
         Section 8.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
                          -----------
         Section 8.2.     Accounting Principles . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
                          ---------------------
         Section 8.3.     Directly or Indirectly  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
                          ----------------------

SECTION 9.       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
         Section 9.1.     Registered Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                          ----------------
         Section 9.2.     Exchange of Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                          -----------------
         Section 9.3.     Loss, Theft, Etc. of Notes  . . . . . . . . . . . . . . . . . . . . . . . . . .   51
                          --------------------------
         Section 9.4.     Expenses, Stamp Tax Indemnity . . . . . . . . . . . . . . . . . . . . . . . . .   51
                          -----------------------------
         Section 9.5.     Powers and Rights Not Waived; Remedies Cumulative . . . . . . . . . . . . . . .   52
                          -------------------------------------------------
         Section 9.6.     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
                          -------
         Section 9.7.     Environmental Indemnity and Covenant Not to Sue . . . . . . . . . . . . . . . .   53
                          -----------------------------------------------
         Section 9.8.     Submission to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                          --------------------------
         Section 9.9.     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                          ----------------------
         Section 9.10.    Survival of Covenants and Representations . . . . . . . . . . . . . . . . . . .   55
                          -----------------------------------------
         Section 9.11.    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                          ------------
         Section 9.12.    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                          -------------
         Section 9.13.    Maximum Interest Payable  . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
                          ------------------------
         Section 9.14.    Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
                          --------

ATTACHMENTS TO NOTE AGREEMENT:

Schedule I                --      Names and Addresses of Purchasers and Amounts of Commitments
Schedule II               --      Description of Funded Debt, Liens, Restricted Investments, Idle Assets and
                                  Subsidiaries as of March 31, 1996
Exhibit A                 --      Form of Class A 7.24% Senior Guaranteed Note due April 2, 2001
Exhibit A-1               --      Form of Class B 7.63% Senior Guaranteed Note due April 2, 2006
Exhibit B-1               --      Representations and Warranties of the Company
Exhibit B-2               --      Representations and Warranties of ACQCO
Exhibit C                 --      Description of Special Counsel's Closing Opinion
Exhibit D-1               --      Description of Closing Opinion of Counsel to the Company
Exhibit D-2               --      Description of Closing Opinion of General Counsel to the Company and its Subsidiaries
Exhibit E                 --      Form of Guaranty of Smith International Acquisition Corp.

                           SMITH INTERNATIONAL, INC.
                               16740 HARDY STREET
                             HOUSTON, TEXAS  77032

                                 NOTE AGREEMENT
                 RE:  $30,000,000 7.24% SENIOR GUARANTEED NOTES
                               DUE APRIL 2, 2001

                                      AND

                   $20,000,000 7.63% SENIOR GUARANTEED NOTES
                               DUE APRIL 2, 2006

                                  Dated as of
                                  May 21, 1996


To the Purchaser named in Schedule I hereto which is a signatory of this Agreement


Ladies and Gentlemen:

         The undersigned, Smith International, Inc., a Delaware corporation (the "Company"), agrees with you as follows:

         SECTION 1.               DESCRIPTION OF NOTES AND COMMITMENT.

         Section 1.1              Description of Notes.

         (a) The Company will authorize the issue and sale of $30,000,000 aggregate principal amount of its Class A Senior Guaranteed Notes (the "Class A Notes") to be dated the date of issue, to bear interest from such date at the rate of 7.24% per annum, payable semi-annually on the second day of each April and October in each year (commencing October 2, 1996) and at maturity and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the applicable Overdue Rate after the date due, whether by acceleration or otherwise, until paid, to be expressed to mature on April 2, 2001, and to be substantially in the form attached hereto as Exhibit A-1.

         (b) The Company will authorize the issue and sale of $20,000,000 aggregate principal amount of its Class B Senior Guaranteed Notes (the "Class B Notes") to be dated the date of issue, to bear interest from such date at the rate of 7.63% per annum, payable semi-annually on the second day of each April and October in each year (commencing October 2, 1996) and at maturity and to bear interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the applicable Overdue Rate after the date due, whether by acceleration or otherwise, until paid, to be expressed to mature on April 2, 2006 (the "Class B Maturity Date"), and to be substantially in the form attached hereto as Exhibit A-2.

         (c) The term "Notes" as used herein shall include each Class A Note or Class B Note (as applicable) delivered pursuant to this Agreement and the separate agreements with the other purchasers named in Schedule I. You and the other purchasers named in Schedule I are hereinafter sometimes referred to as the "Purchasers". The terms which are capitalized herein shall have the meanings set forth in Section 8.1 unless the context shall otherwise require.

         (d) Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in Section 2 of this Agreement.

         Section1.4       Security for the Notes.  The Notes will be entitled
to the benefit of the following contract and agreement (together with any other guaranty agreements executed and delivered pursuant to the requirements of
Section 5.20 hereof and any amendments, replacements or restatements of the foregoing, individually, a "Subsidiary Guaranty" and collectively, the "Subsidiary Guaranties"): the Guaranty of ACQCO in favor of the holders of the Notes to be dated as of the Closing Date substantially in the form of Exhibit E hereto (the "ACQCO Guaranty").

         SECTION 2.       PREPAYMENT OF NOTES.

         Section 2.1 Required Prepayments. The Company covenants and agrees with respect to the Class B Notes only, that on April 2, 2001 and on April 2 of each year thereafter until and including the Class B Maturity Date (or if any such date shall not be a Business Day, the immediately following Business Day) (each a "Class B Mandatory Prepayment Date"), it will prepay an amount equal to the lesser of $3,333,333.33 and the entire principal amount of the Class B Notes outstanding, together with interest accrued thereon to such Mandatory Prepayment Date, but without premium.

         In the event that the Company shall prepay less than all of the Class B Notes pursuant to Section 2.2 or Section 2.3 hereof, the amounts of the prepayments thereafter required by this Section 2.1 shall be reduced by an amount which is the same percentage of such required prepayment as the percentage that the principal amount of Class B Notes prepaid pursuant to
Section 2.2 or Section 2.3 hereof, as the case may be, is of the aggregate principal amount of outstanding Class B Notes immediately prior to such prepayment.

         SECTION 5.       COMPANY COVENANTS.

         From and after the Closing Date and continuing so long as any amount remains unpaid on any Note:

         Section 5.6 Current Ratio. The Company will at all times keep and maintain the ratio of Consolidated Current Assets to Consolidated Current Liabilities at not less than 2.00 to 1.00.

         Section 5.7 Certain Ratios. (a) The Company will at all times maintain the ratio of Consolidated Indebtedness to Consolidated Total Capitalization at not more than:

                      During the Period                          Ratio
                      -----------------                          -----
         Closing Date through April 30, 1998                  0.40 to 1.00
         May 1, 1998 and thereafter                           0.35 to 1.00

For purposes of determining compliance with this Section 5.7(A), the term "Consolidated Indebtedness" shall not include Indebtedness of M-I Drilling under the M-I Drilling Facility or other Indebtedness of M-I Drilling incurred within the limitations of Section 5.9(A)(5) if and to the extent the repayment of all of such Indebtedness is absolutely, irrevocably and unconditionally guaranteed by Halliburton and not by the Company.

                 The Company will not at any time permit the ratio of Consolidated EBIT for the immediately preceding four fiscal quarter period to Consolidated Interest Expense for the immediately preceding four fiscal quarter period to be less than 2.50 to 1.00.

         Section 5.8 Consolidated Tangible Net Worth. The Company will at all times keep and maintain Consolidated Tangible Net Worth at an amount not less than the sum of (a) $150,000,000 plus (b) 50% of Consolidated Net Earnings computed on a cumulative basis for each of the elapsed fiscal years ending after January 1, 1994; provided that notwithstanding that Consolidated Net Earnings for any of such elapsed fiscal years may be a deficit figure, no reduction as a result thereof shall be made in the sum to be maintained pursuant hereto.

         Section 5.9 Limitations on Funded Debt, and Current Debt. (a) The Company will not, and will not permit any Subsidiary to, create, assume, guarantee or otherwise incur or in any manner be or become liable in respect of any Funded Debt or Current Debt, except:

                          Funded Debt and Current Debt of the Company and its Subsidiaries outstanding on and as of March 31, 1996, and described on
         Schedule II hereto;

                          Funded Debt of the Company evidenced by the Notes;

                          additional Funded Debt and Current Debt of the Company and its Subsidiaries (other than M-I Drilling and its Subsidiaries, provision for which is contained in Section 5.9(A)(5)), provided that: (y) immediately prior to the creation, issuance, assumption, guarantee or incurrence thereof, no Default or Event of Default exists and (z) immediately after giving effect thereto and to the application of the proceeds thereof:

                                  in the case of Funded Debt, as at the end of
                 the immediately preceding fiscal quarter of the Company and its Subsidiaries, the ratio of Consolidated EBIT for the immediately preceding four fiscal quarter period to Pro Forma Consolidated Interest Expense for the immediately succeeding four fiscal quarter period would not be less than 2.50 to 1.00; and

                                  in the case of (y) any Funded Debt of any
                 Foreign Subsidiary (other than Foreign Subsidiaries of M-I Drilling, provision for which is contained in Section 5.9(A)(5)) and (z) any Funded Debt or Current Debt of the Company secured by Liens permitted by Section 5.10(I), the sum of (A) Funded Debt of the Company secured by Liens permitted by Section 5.10(I) plus (B) Indebtedness of M-I Drilling and its Subsidiaries which may be incurred within the limitations of clause (5) of this Section 5.9(A), whether or not the same is outstanding, plus (C) Indebtedness of Foreign Subsidiaries (other than Foreign Subsidiaries of M-I Drilling), would not exceed 20% of Consolidated Tangible Net Worth;

                                  in the case of Funded Debt and Current Debt
                 of any Domestic Subsidiary, such Funded Debt and Current Debt shall have been created, issued, assumed, guaranteed or incurred within the limitations of Section 5.10(G) hereof; and
                                  no Default or Event of Default would exist;

                          Funded Debt or Current Debt of a Subsidiary to the
Company;

                          Funded Debt or Current Debt of M-I Drilling and its Subsidiaries not exceeding the sum of (i) $40,000,000 in the aggregate at any one time outstanding under the M-I Drilling Loan Facility or any Qualified Replacement Facility (including Guaranties thereof by the Company to the extent, and only to the extent, of its ownership interest in M-I Drilling) plus (ii) $7,400,000 in the aggregate; and

                          Funded Debt or Current Debt of ACQCO evidenced by (i) the ACQCO Guaranty, (ii) the Guaranty of ACQCO of Indebtedness outstanding under the SI Loan Agreement, (iii) the Guaranty of ACQCO relating to the Senior Guaranteed Notes -- 1992 and (iv) the Guaranty of ACQCO relating to the Senior Guaranteed Notes - 1994, and any other Guaranty of a Subsidiary under SECTION 5.20.

                 The renewal, extension or refunding of any Funded Debt or Current Debt issued, incurred or outstanding pursuant to Section 5.9(A) shall constitute the issuance of additional Funded Debt or Current Debt which is, in turn, subject to the limitations of the applicable provisions of this Section 5.9.

                 No corporation which becomes a Subsidiary of the Company after the date hereof may have outstanding any Funded Debt or Current Debt other than Funded Debt or Current Debt which may be and is issued, incurred and outstanding pursuant to Section 5.9(A). Without limiting the foregoing, the Company shall be deemed for all purposes of this Section 5.9 to have created, assumed or incurred all Funded Debt or Current Debt of any corporation outstanding immediately prior to such time as such corporation is effectively merged with or into the Company pursuant to the terms of Section 5.12(A) hereof.

         Section 5.10 Limitation on Liens. The Company will not, and will not permit any Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

                          Liens for taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not at the time required by Section 5.3 and for which adequate reserves in accordance with GAAP are maintained;

                          Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the

         Company or a Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured and for which adequate reserves in accordance with GAAP are maintained;

                          Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings and for which adequate reserves in accordance with GAAP are maintained and which do not in any event materially impair the use of such properties in the operation of the business of the Company and its Subsidiaries taken as a whole or the value of such properties for the purposes of such business;

                          minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Subsidiaries taken as a whole or the value of such properties for the purposes of such business;

                          Liens securing Indebtedness of a Wholly-owned Subsidiary to the Company or to another Wholly-owned Subsidiary;

                          Liens described on Schedule II hereto;

                          Liens created or incurred on or after the Closing Date given to secure the payment of the purchase price incurred in connection with the acquisition or improvement of property or assets useful and intended to be used in carrying on the business of the Company or a Subsidiary, including Liens existing on such property or assets at the time of acquisition thereof or at the time of acquisition by the Company or a Subsidiary of any business entity then owning such property or assets, provided that (1) the Lien shall attach solely to the property or assets acquired or improved, (2) such Lien shall have been created or incurred within 120 days of the date of acquisition or completion of improvements, (3) at the time of acquisition or improvement of such property or assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such property or assets, whether or not assumed by the Company or a Subsidiary, shall not exceed an amount equal to 100% of the lesser of the total purchase price or fair market value at the time of acquisition of, or completion of the improvements to, such property or assets (as determined in good faith by the Board of Directors of the Company), and (4) the incurrence of such Indebtedness does not violate the applicable limitations provided in Section 5.9;

                          Liens existing on property or assets of any corporation at the time such corporation becomes a Foreign Subsidiary (if such Liens were not incurred by such corporation in connection with, or in the anticipation of, the acquisition, purchase, merger or consolidation of such corporation by, with or into the Company or a Foreign Subsidiary); provided that (1) the Lien shall attach solely to property or assets to which it attached before such acquisition, purchase, merger or consolidation, (2) at the time of acquisition of such corporation, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such property or assets, whether or not assumed by the Company or a Foreign Subsidiary, shall not exceed in aggregate an amount equal to 100% of the lesser of the total price or fair market value at the time of acquisition of such corporation (as determined in good faith by the Board of Directors of the Company), and (3) the incurrence of such Indebtedness does not violate the applicable limitations provided in Section 5.9;

                          Liens incurred on or after the Closing Date given to secure Funded Debt or Current Debt of the Company or any of its Foreign Subsidiaries in addition to the Liens permitted by the preceding clauses (a) through (h) hereof; provided that all Funded Debt and Current Debt of the Company and its Foreign Subsidiaries secured by such Liens shall have been incurred within the limitations provided in Sections 5.9(A)(3), and provided further that in the event that (x) any property or assets of the Company or any of its Foreign Subsidiaries is subjected to a Lien pursuant to this Section 5.10(H) and (y) the Funded Debt or Current Debt secured by such Liens exceeds in the aggregate $15,000,000 within the United States or outside the United States or in the aggregate $5,000,000 with respect to Liens on assets located in the United States, the Company will make or cause to be made provision whereby the Notes will be secured equally and ratably with all other obligations secured by any such Liens, and the Notes shall have the benefit, to the full extent of the law, of an equitable Lien on such property or assets securing the Notes, under the terms and conditions satisfactory to the holders of the Notes and the Company shall provide an opinion to the holders of the Notes to the effect that the Liens and documentation related thereto granted to the holders of the Notes are valid, binding and enforceable pursuant to the terms of documents creating such Liens and properly perfected; and

                          any extension, renewal or replacement of any Lien permitted by the preceding clause (f) hereof in respect of the same property theretofore subject to such Lien in connection with the extension, renewal or refunding of the Indebtedness secured thereby; provided that (1) such Lien shall attach solely to the same such property and (2) such Indebtedness shall have been incurred within the limitations provided in Sections 5.9.

         Section 5.11     Dividends, Stock Purchases, Restricted Investments.
(a) The Company will not and the Company will not permit any Subsidiary to, directly or indirectly, or through any Affiliate, declare or make or incur any liability to declare or make any Distribution and neither the Company nor any of its Subsidiaries will make or authorize any Restricted Investment, unless, immediately after giving effect to the proposed Distribution or Restricted Investment, the aggregate amount of Distributions declared in the case of dividends or made in the case of other Distributions plus the aggregate amount of Restricted Investments made by the Company and its Subsidiaries (valued immediately after the making of such Restricted Investment as provided in the definition thereof) during the period from and after March 1, 1993 to and including the date of declaration in the case of a dividend, the date of payment in the case of any other Distribution and the date such Investment is committed to in the case of a Restricted Investment would not exceed the sum of:

                          $5,000,000; plus

                          50% of Consolidated Net Earnings (or if such
         Consolidated Net Earnings is a deficit figure, then minus 100% of such deficit) for such period determined on a cumulative basis commencing on March 1, 1993, to and including the date of such declaration, payment or commitment; plus an amount equal to the aggregate net cash proceeds received by the Company from the sale on or after March 1, 1993 of shares of any class of the common stock of the Company.

                 For the purposes of making computations under paragraph (a) of this Section 5.11, the amount of any Distribution declared, paid or distributed or Restricted Investment made in property or assets of the Company or a Subsidiary shall be deemed to be the greater of the book value or fair market value (as determined in good faith by the Company's Board of Directors), of such property or assets as of the date of declaration in the case of a dividend, the date of payment in the case of any other Distribution and the date the Investment is committed to in the case of any Restricted Investment.

         Any corporation which becomes a Subsidiary after the date of this Agreement shall be deemed to have made, at the time it becomes a Subsidiary, all Restricted Investments of such corporation existing immediately after it becomes a Subsidiary. Any corporation, other than the Company, which is a party to any transaction permitted pursuant to Section 5.12(A) shall be deemed to have made, at the time any such transaction shall become effective, all Restricted Investments of such corporation existing immediately prior to the effective time of such transaction.

                 The Company will not authorize a Distribution on its capital stock which is not payable within 60 days of authorization.

                 The Company will not authorize or make a Distribution on its capital stock and neither the Company nor any Subsidiary will make any Restricted Investment if after giving effect to the proposed Distribution or Restricted Investment a Default or an Event of Default would exist.

         Section 5.12 Mergers, Consolidations and Sales of Assets. (a) The Company will not, and will not permit any Subsidiary to, consolidate with or be a party to a merger with any other corporation, or sell, lease or otherwise dispose of all or substantially all of its assets; provided that:

                          any Subsidiary may merge or consolidate with or into the Company or any Wholly-owned Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation;

                          the Company may consolidate or merge with any other corporation (other than a corporation described in clause (1) immediately above) if (i) the corporation which results from such merger or consolidation (if other than the Company, the "surviving corporation"), is organized under the laws of any State of the United States or the District of Columbia, (ii) the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observation of all of the covenants in the Notes and this Agreement to be performed or observed by the Company are expressly assumed in writing by the surviving corporation and the surviving corporation shall furnish the holders of the Notes an opinion of counsel satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, (iii) at the time of such consolidation or merger and immediately after giving effect thereto, no Default or Event of Default would exist and (iv) the Company shall have theretofore complied in all respects with Section 2.3 hereof;

                          the Company may sell or otherwise dispose of all or substantially all of its assets (other than stock and Indebtedness of a Subsidiary, which may only be sold or otherwise disposed of pursuant to Section 5.12(C)) to any Person for consideration which represents the fair market value of such assets (as determined in good faith by the Board of Directors of the Company, a copy of which determination certified by the Secretary or an Assistant Secretary of the Company shall have been furnished to the holders of the Notes) at the time of such sale or other disposition if (i) the acquiring Person is a corporation organized under the laws of any State of the United States or District of Columbia, (ii) the due and punctual payment of the principal of and premium, if any, and interest on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants in the Notes and in this Agreement to be performed or observed by the Company are expressly assumed in writing by the acquiring corporation and the acquiring corporation shall furnish the holders of the Notes an opinion of counsel satisfactory to such holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such acquiring corporation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, (iii) at the time of such sale or disposition and immediately after giving effect thereto, no Default or Event of Default would exist and (iv) the Company shall have theretofore complied in all respects with Section 2.3 hereof.

                 The Company will not, and will not permit any Subsidiary to, sell, lease, transfer, abandon or otherwise dispose of, assets (other than assets sold by the Company to customers or by the Company to a Wholly-owned Subsidiary which then and thereupon sells such assets to customers, in any such case in the ordinary course of business); provided that the foregoing restrictions do not apply to:

                          the sale, lease, transfer or other disposition of assets of a Subsidiary to the Company or a Wholly-owned Subsidiary; or

                          the sale of such assets for cash or other property to a Person or Persons other than an Affiliate if all of the following conditions are met:

                                  such assets (valued at net book value) do
                 not, together with all other assets of the Company and its Subsidiaries previously disposed of during the same fiscal year (other than to customers in the ordinary course of business), exceed 10% of Consolidated Net Tangible Assets, and such assets (valued at net book value) do not, together with all other assets of the Company and its Subsidiaries previously disposed of during the period from the Closing Date to and including the date of the sale of such assets (other than to customers in the ordinary course of business) exceed 25% of Consolidated Net Tangible Assets, in each such case determined as of the end of the immediately preceding fiscal year;

                                  such assets did not, together with all other
                 assets of the Company and its Subsidiaries previously disposed of during the same fiscal year (other than to customers in the ordinary course of business), contribute more than 10% of Consolidated EBIT for the immediately preceding fiscal year of the Company and such assets did not, together with all other assets of the Company and its Subsidiaries previously disposed of during the period from the Closing Date to and including the date of the sale of such assets (other than to customers in the ordinary course of business) contribute more than 25% of Consolidated EBIT for the immediately preceding fiscal year plus EBIT contributed by assets sold from the Closing Date to the current fiscal year;

                                  in the opinion of (A) the Company's Board of
                 Directors (in the
         event the fair market value of such assets being disposed of equals or exceeds $2,500,000) or (B) a Responsible Officer (in the event the fair market value of such assets being disposed of is less than $2,500,000), the sale is for fair value and is in the best interests of the Company; and

                                  immediately after the consummation of the
                 transaction and after giving effect thereto, no Default or Event of Default would exist;

         provided, however, that for purposes of the foregoing calculation, there shall not be included (A) any of the Idle Assets disposed of, or
         (B) any assets the proceeds from the sale of which were or are used first, to prepay the Notes pursuant to Section 2.4 and second, within twelve months of the date of sale of such assets to either (y) the acquisition of property or assets useful and intended to be used and actually used in the operations of the Company and its Subsidiaries and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to that of the assets so disposed of, reduced by the principal amount of Notes prepaid pursuant to Section 2.4 from any sale of assets described in clause (B) above, or (z) the prepayment, at any applicable prepayment premium, on a pro rata basis, of Funded Debt of the Company (other than (i) Subordinated Indebtedness of the Company or any of its Subsidiaries and (ii) Guaranties by the Company of Funded Debt of others). It is understood and agreed by the Company that, after giving effect to any prepayment of the Notes pursuant to Section 2.4, any such proceeds paid and applied to the prepayment of the Notes as provided in the foregoing clause (z) shall be prepaid as and to the extent provided in Section 2.2 of this Agreement.

         Computations pursuant to this Section 5.12(B)(2) shall include dispositions made pursuant to Section 5.12(C)(4) and computations pursuant to
Section 5.12(C)(4) shall include dispositions made pursuant to this Section 5.12(B)(2).

                 The Company will not, and will not permit any Subsidiary to, sell, pledge or otherwise dispose of any shares of the stock (including as "stock" for the purposes of this Section any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of a Subsidiary (said stock, options, warrants and other Securities herein called "Subsidiary Stock") or any Indebtedness of any Subsidiary, nor will any Subsidiary issue, sell, pledge or otherwise dispose of any shares of its own Subsidiary Stock, provided that the foregoing restrictions do not apply to:

                          the issue of directors qualifying shares; or
                the issue of Subsidiary Stock to the Company; or

                          the sale or other disposition of Subsidiary Stock to the Company or any Wholly-owned Subsidiary; or

                          the sale or other disposition at one time to a Person (other than directly or indirectly to an Affiliate) of the entire Investment of the Company and its other Subsidiaries in any Subsidiary if all of the following conditions are met:

                                  the assets (valued at net book value) of the
                 Subsidiary do not, together with all other assets of the Company and its Subsidiaries previously disposed of during the same fiscal year (other than to customers in the ordinary course of business), exceed 10% of Consolidated Net Tangible Assets, and such assets (valued at net book value) of the Subsidiary do not together with all other assets of the Company and its Subsidiaries previously disposed of during the period from the Closing Date to and including the date of the sale of such assets (other than to customers in the ordinary course of business) exceed 25% of Consolidated Net Tangible Assets, in each such case determined as of the end of the immediately preceding fiscal year;

                                  the assets of the Subsidiary did not,
                 together with all other assets of the Company and its Subsidiaries previously disposed of during the same fiscal year (other than to customers in the ordinary course of business), contribute more than 10% of Consolidated EBIT for the immediately preceding fiscal year of the Company and such assets did not, together with all other assets of the Company and its Subsidiaries previously disposed of during the period from the Closing Date to and including the date of the sale of such assets (other than to customers in the ordinary course of business) contribute more than 25% of Consolidated EBIT for the immediately preceding fiscal year plus EBIT contributed by assets sold from the Closing Date to the current fiscal year;

                                  in the opinion of (A) the Company's Board of
                 Directors (in the event the fair market value of such assets being disposed of equals or exceeds $2,500,000) or (B) a Responsible Officer (in the event that the fair market value of such assets being disposed of is less than $2,500,000), the sale is for fair value and is in the best interests of the Company;

                                  immediately after the consummation of the
                 transaction and after giving effect thereto, such Subsidiary shall have no Indebtedness of or continuing Investment in the capital stock of the Company or of any Subsidiary and any such Indebtedness or Investment shall have been discharged or acquired, as the case may be, by the Company or a Subsidiary; and

                                  immediately after the consummation of the
                 transaction and after
                 giving effect thereto, no Default or Event of Default would exist;

         provided, however, that for purposes of the foregoing calculation, there shall not be included (A) any of the Idle Assets disposed of, or
         (B) any assets the proceeds from the sale of which were or are used first, to prepay the Notes pursuant to Section 2.4 and second, within twelve months of the date of sale of such assets to either (y) the acquisition of property or assets useful and intended to be used and actually used in the operations of the Company and its Subsidiaries and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to that of the assets so disposed of, reduced by the principal amount of Notes prepaid pursuant to Section 2.4 from any sale of assets described in
         (B) above, or (z) the prepayment, at any applicable prepayment premium, on a pro rata basis, of Funded Debt of the Company (other than (i) Subordinated Indebtedness of the Company or any of its Subsidiaries and (ii) Guaranties by the Company of Funded Debt of others). It is understood and agreed by the Company that, after giving effect to any prepayment of the Notes pursuant to Section 2.4, any such proceeds paid and applied to the prepayment of the Notes as hereinabove provided shall be prepaid as and to the extent provided in
         Section 2.2 of this Agreement.

         Computations pursuant to this Section 5.12(C)(4) shall include dispositions made pursuant to Section 5.12(B)(2) and computations pursuant to
Section 5.12(B)(2) shall include dispositions made pursuant to this Section 5.12(C)(4).

         Reference is herein made to that certain Company Agreement entered into as of January 20, 1995, by and among the Company, Sandvik AB, a company duly organized and existing under the laws of Sweden ("Sandvik"), and Megadiamond (the "Sandvik Agreement"), a true, correct and complete copy of which has been provided to you. Notwithstanding anything in this Section 5.12 to the contrary, the Company shall be permitted to sell the "Shares" (as defined in the Sandvik Agreement) to Sandvik pursuant to and in compliance with the Sandvik Agreement.

         SECTION 6.       EVENTS OF DEFAULT AND REMEDIES THEREFOR.

         Section 6.1 Events of Default. Any one or more of the following shall constitute an "Event of Default" as such term is used herein:

    Default shall occur in the payment of interest on any Note when the same shall have become due and such default shall continue for more than five Business Days; or

                          Default shall occur in the making of any required prepayment on any of the Notes as provided in Section 2.1; or

                          Default shall occur in the making of any other payment of the principal of any Note or premium, if any, thereon at the expressed or any accelerated maturity date or at any date fixed for prepayment; or

                          Default shall occur in the observance or performance of any covenant or agreement contained in Section 5.6 through Section 5.13; or

                          Default shall occur in the observance or performance of any other provision of this Agreement which is not remedied within 30 days after the earlier of (1) the day on which a Responsible Officer of the Company first obtains knowledge of such default, or (2) the day on which written notice thereof is given to the Company by the holder of any Note; or

                          A Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d) of the Code, or a Plan is, shall have been or is likely to be, terminated or the subject of termination proceedings under ERISA, or the Company or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan, which in the opinion of the Required Noteholders, will have a Material Adverse Effect; or

                          Default shall be made in the payment when due (whether by lapse or time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Indebtedness outstanding under either the SI Loan Agreement or the M-I Drilling Loan Facility or any other default shall occur under the SI Loan Agreement or the M-I Drilling Loan Facility and in any such case such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

                          Default shall be made in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Indebtedness (other than the Notes and other than Indebtedness outstanding under the SI Loan Agreement or the M-I Drilling Loan Facility) of the Company and its Subsidiaries in an aggregate outstanding amount of $2,500,000 or more and such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

         Default or the happening of any event shall occur under any indenture, agreement or other instrument under which any Indebtedness (other than the Notes and other than Indebtedness outstanding under the SI Loan Agreement or the M-I Drilling Loan Facility) of the Company and its Subsidiaries may be issued in an aggregate outstanding amount of $2,500,000 or more and such default or event shall continue for a period of time sufficient to permit the acceleration of the maturity of any Indebtedness of the Company or any Subsidiary outstanding thereunder; or

                          Any representation or warranty made by the Company herein, or made or deemed to have been made by the Company or any of its Subsidiaries in any statement or certificate furnished by the Company or such Subsidiary in connection with the consummation of the issuance and delivery of the Notes or furnished by the Company or any of its Subsidiaries pursuant hereto or pursuant to any of the Subsidiary Guaranties, is untrue in any material respect as of the date of the issuance or making thereof; or

                          Final judgment or judgments for the payment of money aggregating in excess of $2,500,000 is or are outstanding against the Company and its Subsidiaries or against any property or assets of either and such judgments have remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 45 days from the date of its entry; or

                          Any Subsidiary Guaranty (including the Initial Guaranties) shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any governmental body or court that either such agreement is invalid, void or unenforceable or any Subsidiary executing and delivering a Subsidiary Guaranty or the Company shall contest or deny in writing the validity or enforceability of any Subsidiary's obligations under any Subsidiary Guaranty; or

                          A custodian, liquidator, trustee or receiver is appointed for the Company or any of its Subsidiaries or for the major part of the property of any such Person and is not discharged within 60 days after such appointment; or

                          The Company or any of its Subsidiaries becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any of its Subsidiaries applies for or consents to the appointment of a custodian, liquidator, trustee or receiver for the Company or any such Subsidiary or for the major part of the property of any such Person; or

                          Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any of its Subsidiaries and, if instituted against the Company or any of its Subsidiaries, are consented to or are not dismissed within 60 days after such institution.

                           SMITH INTERNATIONAL, INC.
                      7.24% CLASS A SENIOR GUARANTEED NOTE
                               DUE APRIL  2, 2001
                                PPN ___________

NO.                                                               MAY 21, 1996


$


         SMITH INTERNATIONAL, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR VALUE RECEIVED, HEREBY PROMISES TO PAY TO





                             or registered assigns
                        on the second day of April, 2001
                            the principal amount of

                      Dollars ($                         )

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.24% per annum from the date hereof until maturity, payable semi-annually on the second of each April and October in each year (commencing on October 2, 1996) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of (a) the maximum interest rate permitted by law and (b) the greater of (i) 9.24% per annum and (ii) 2% per annum over the rate which The First National Bank of Chicago announces from time to time as its prime lending rate, as in effect from time to time.

         Both the principal hereof and interest hereon are payable as provided in the Note Agreements (as defined below) in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York, New York or Houston, Texas are required by law to close or are customarily closed.





                                     A-1-1

         This Note is one of the 7.24% Class A Senior Guaranteed Notes (the "Class A Notes") of the Company in the aggregate principal amount of $30,000,000 which, along with the 7.63% Class B Senior Guaranteed Notes of the Company in the aggregate principal amount of $20,000,000 (the "Class B Notes"), are to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of May __, 1996 (the "Note Agreements"), entered into by the Company with the original Purchasers therein referred to and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits. The Class A Notes and the Class B Notes are herein collectively called the "Notes".

         The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Agreements has been unconditionally guaranteed by Smith International Acquisition Corp., a Delaware corporation, pursuant to that certain Guaranty Agreement, dated as of May __, 1996, and may subsequently be guaranteed by other Subsidiaries pursuant to
Section 5.20 of the Note Agreements (collectively, the "Subsidiary Guaranties"). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

         This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         The Company and the holder of this Note specifically intend and agree to limit contractually the amount of interest payable under the Note Agreements, the Subsidiary Guaranties, the Notes and all other instruments and agreements related hereto and thereto to the maximum amount of the interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of the Note Agreements, the Subsidiary Guaranties, the Notes or any instrument pertaining to or relating to the Note Agreements, the Subsidiary Guaranties, or the Notes shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company, any guarantor nor any other party liable or to become liable hereunder, under the Notes, any guaranty or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and this provision





                                     A-1-2
shall control over all other provisions of the Note Agreements, the Subsidiary Guaranties, any Notes, any other guaranty or instrument pertaining to or relating to the transactions herein contemplated. If any amount of interest taken or received by any holder of this Note shall be in excess of said maximum amount of interest which, under applicable law, could lawfully have been collected by such holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be refunded promptly by the Person receiving such amount to the party paying such amount, or, at the option of the recipient, credited ratably against the unpaid principal amount of this Note. All amounts paid or agreed to be paid in connection with such transactions which would be construed under applicable law as "interest" shall be, to the extent permitted by such applicable law, amortized, prorated, allocated and spread throughout the stated term of the Note Agreements and the Notes. If the Make-Whole Amount payable following an Event of Default constitutes interest under applicable law, such Make-Whole Amount, together with all other amounts that constitute interest under applicable law, will not exceed the maximum amount of interest that may be lawfully charged or received with respect to the transactions referred to herein for the actual period of this Note as to which such Make-Whole Amount is payable are outstanding. The term "maximum rate" as used in this provision means, with respect to any indebtedness owed to any of the holders of this Note or under the Subsidiary Guaranties, the maximum lawful, non-usurious rates of interest (if any) that at any time or from time to time may be contracted for, taken, reserved, charged or received by such holder with respect to such indebtedness under applicable law.

         THIS NOTE AND SAID NOTE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.



                                                 SMITH INTERNATIONAL, INC.



                                                 BY
                                                    Its

                                                 BY
                                                   ---------------------------
                                                    Its
                                                       -----------------------




                                     A-1-3

                           SMITH INTERNATIONAL, INC.
                      7.63% CLASS B SENIOR GUARANTEED NOTE
                               DUE APRIL  2, 2006
                                PPN ___________

NO.                                                                 MAY 21, 1996


$


         SMITH INTERNATIONAL, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR VALUE RECEIVED, HEREBY PROMISES TO PAY TO





                             or registered assigns
                        on the second day of April, 2006
                            the principal amount of

                      Dollars ($                         )

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 7.63% per annum from the date hereof until maturity, payable semi-annually on the second of each April and October in each year (commencing on October 2, 1996) and at maturity. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest, at the Overdue Rate after the due date, whether by acceleration or otherwise, until paid. "Overdue Rate" shall mean the lesser of (a) the maximum interest rate permitted by law and (b) the greater of (i) 9.63% per annum and (ii) 2% per annum over the rate which The First National Bank of Chicago announces from time to time as its prime lending rate, as in effect from time to time.

         Both the principal hereof and interest hereon are payable as provided in the Note Agreements (as defined below) in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. If any amount of principal, premium, if any, or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the immediately preceding Business Day. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York, New York or Houston, Texas are required by law to close





                                     A-2-1
or are customarily closed.

         This Note is one of the 7.63% Class B Senior Guaranteed Notes (the "Class B Notes") of the Company in the aggregate principal amount of $20,000,000 which, along with the 7.24% Class A Senior Guaranteed Notes of the Company in the aggregate principal amount of $30,000,000 (the "Class A Notes"), are to be issued under and pursuant to the terms and provisions of the separate Note Agreements, each dated as of May __, 1996 (the "Note Agreements"), entered into by the Company with the original Purchasers therein referred to and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Agreements for a statement of such rights and benefits. The Class A Notes and the Class B Notes are herein collectively called the "Notes".

         The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Agreements has been unconditionally guaranteed by Smith International Acquisition Corp., a Delaware corporation, pursuant to that certain Guaranty Agreement, dated as of May __, 1996, and may subsequently be guaranteed by other Subsidiaries pursuant to
Section 5.20 of the Note Agreements (collectively, the "Subsidiary Guaranties"). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity dates and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

         This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         The Company and the holder of this Note specifically intend and agree to limit contractually the amount of interest payable under the Note Agreements, the Subsidiary Guaranties, the Notes and all other instruments and agreements related hereto and thereto to the maximum amount of the interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of the Note Agreements, the Subsidiary Guaranties, the Notes or any instrument pertaining to or relating to the Note Agreements, the Subsidiary Guaranties, or the Notes shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Company, any guarantor nor any other party liable or to become liable hereunder, under the Notes, any





                                     A-2-2
guaranty or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and this provision shall control over all other provisions of the Note Agreements, the Subsidiary Guaranties, any Notes, any other guaranty or instrument pertaining to or relating to the transactions herein contemplated. If any amount of interest taken or received by any holder of this Note shall be in excess of said maximum amount of interest which, under applicable law, could lawfully have been collected by such holder incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be refunded promptly by the Person receiving such amount to the party paying such amount, or, at the option of the recipient, credited ratably against the unpaid principal amount of this Note. All amounts paid or agreed to be paid in connection with such transactions which would be construed under applicable law as "interest" shall be, to the extent permitted by such applicable law, amortized, prorated, allocated and spread throughout the stated term of the Note Agreements and the Notes. If the Make-Whole Amount payable following an Event of Default constitutes interest under applicable law, such Make-Whole Amount, together with all other amounts that constitute interest under applicable law, will not exceed the maximum amount of interest that may be lawfully charged or received with respect to the transactions referred to herein for the actual period of this Note as to which such Make-Whole Amount is payable are outstanding. The term "maximum rate" as used in this provision means, with respect to any indebtedness owed to any of the holders of this Note or under the Subsidiary Guaranties, the maximum lawful, non-usurious rates of interest (if any) that at any time or from time to time may be contracted for, taken, reserved, charged or received by such holder with respect to such indebtedness under applicable law.

         THIS NOTE AND SAID NOTE AGREEMENTS ARE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.



                                                 SMITH INTERNATIONAL, INC.



                                                 BY
                                                    Its

                                                 BY
                                                   ---------------------------
                                                    Its
                                                       -----------------------





                                     A-2-3